UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2026

ACCURAY INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33301	20-8370041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin		53717-1954
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 824-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Accuray Incorporated (the “Company”) recently discovered errors related to the disclosure of remaining performance obligations (“RPO”) included in Note 2, Revenue, within previously filed Form 10-K and Form 10-Q’s. The errors are expected to have no impact on the Balance Sheets, Income Statements and Statements of Cash Flows included in the previously filed audited annual or unaudited interim financial statements, nor any financial metric outside of disclosure in Note 2 and were isolated to one footnote. The errors were due to the Company reevaluating its methodology for determining whether open system and upgrade sales orders meet the definition of a RPO, which has not been modified since the adoption of ASC 606, Revenue from Contracts with Customers, on July 1, 2018. There is no change to the value of these system and upgrade sales orders that will no longer be classified as an RPO.

On February 8, 2026, the Audit Committee of the Board of Directors of the Company, after discussion with management, concluded that (i) the Company's audited consolidated financial statements as of and for the fiscal year ended June 30, 2025 contained in its Annual Report on Form 10-K for the year ended June 30, 2025 (the “Form 10-K”), originally filed with the Securities and Exchange Commission (the "SEC") on August 28, 2025, and (ii) the Company’s unaudited interim financial statements in its Quarterly Reports on Form 10-Q for each quarter during fiscal year 2025, and (iii) the Company’s unaudited interim financial statements contained in Form 10-Q for the quarter ended September 30, 2025 (collectively, the “Affected Financial Statements”), should no longer be relied upon due to errors related to disclosure of RPO described above. Similarly, the report of the Company’s independent registered public accounting firm accompanying the previously issued financial statements for fiscal year 2025 should no longer be relied upon.

The recently discovered errors were due to the Company’s methodology applied for determining whether executed open system and upgrade sales orders represent remaining performance obligations in accordance with ASC 606, Revenue from Contracts with Customers. Based on management’s reevaluation of its methodology, it was determined that the Company incorrectly included open system and upgrade sales order balances, net of historical cancellation rates, within the RPO footnote as the level of customer deposits at contract inception relative to the total contract value does not represent substantive termination penalties and therefore should be excluded from the RPO balances included within the disclosure.

In addition, the Company has reevaluated its previous conclusions with respect to its internal control over financial reporting (ICFR) and disclosure controls and procedures (DCP) in light of the identified errors and has determined that ICFR were not effective as of June 30, 2025 and DCP were not effective as of the period end of each Affected Financial Statements. The Company has identified material weaknesses related to the review of the footnote schedules supporting financial statement disclosures and inadequate controls to appropriately analyze all relevant information required for complete and accurate presentation and disclosure under GAAP principally resulting from incorrect assessment during the initial adoption of ASC 606. The Company will file Form 10-K/A for the year ended June 30, 2025 and Form 10-Q/A for the quarter ended September 30, 2025 to correct the recently discovered errors and will include management’s revised conclusions related to disclosure controls and procedures and internal control over financial reporting. The Company has commenced efforts to remediate such material weaknesses. The Company’s remediation plan will be described in more detail in the 10-K/A and 10-Q/A.

The Company is working diligently to prepare the necessary information and is working with its auditors to complete the 10-K/A, the 10-Q/A, and the Quarterly Report and currently expects to file the Quarterly Report within the extension period of five calendar days permitted under Rule 12b-25 of the Securities Exchange Act of 1934, as amended.

The Company’s management and the Audit Committee have discussed this matter with Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm.

Cautionary Note Regarding Forward-Looking Statements.

All statements, other than statements of historical fact included in this filing, are forward-looking statements, including, but not limited to, statements about the expected impact of the errors in the RPO obligations and the anticipated timing of the filing of the Form 10-K/A and the Form 10-Q/A. All forward-looking statements are subject to significant risks, uncertainties and changes in circumstances that could cause actual results and outcomes to differ materially from the forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, without limitation; preparing and filing the amended reports to correct the identified errors may take longer than expected; the outcome of the completion of the preparation of the Company’s financial statements; the impact of this filing on the Company’s common stock, its relationships with employees, customers and suppliers; and those additional risks that are described in the Company’s most recent Quarterly Report on Form 10-Q and in other documents that the Company files or furnishes with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Except to the extent required by applicable securities law, the Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this announcement, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCURAY INCORPORATED
Date	February 9, 2026
		By:	/s/ Ali Pervaiz
Ali Pervaiz Senior Vice President, Chief Financial Officer